UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 31, 2022
Date of Report (date of earliest event reported)
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BUNGE LIMITED
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)
1391 Timberlake Manor Parkway Chesterfield, MO 63017
(Address of principal executive offices and zip code)
(314) 292-2000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement
On March 31, 2022, Bunge Limited ("Bunge") and certain of its subsidiaries amended its trade receivables securitization program with Coöperatieve Rabobank U.A., as administrative agent (the "Administrative Agent'), and certain commercial paper conduit purchasers and committed purchasers (the "Securitization Program"), pursuant to the Twenty-First Amendment to and Restatement of Receivables Transfer Agreement and Sixth Amended and Restated Receivables Transfer Agreement (collectively, the "Securitization Program Transaction Documents"). In connection therewith, the aggregate size of the facility increased by $175 million to an aggregate of $1.1 billion and accordion mechanics were included under which the facility may be increased by an additional $250 million. The Securitization Program Transaction Documents were further amended to add sustainability provisions, pursuant to which the applicable margin will be increased or decreased based on Bunge’s performance in comparison with certain sustainability targets set forth in the Securitization Program Transaction Documents. In addition, the Securitization Program Transaction Documents were amended to replace the London Interbank Offered Rate ("LIBOR") with the Secured Overnight Financing Rate ("SOFR") with respect to calculations applying to U.S. dollars. Further, the scheduled termination date of the commitments provided by the committed purchasers under the Securitization Program has been extended to 2025. Other relevant terms and conditions of the Securitization Program were substantially unchanged pursuant to this amendment.

The Securitization Program Transaction Documents contain certain customary representations and warranties and affirmative covenants, including a representation as to the eligibility of the receivables being sold, and contain customary termination events and service defaults. Bunge and its subsidiaries are required to repurchase any receivables that are not eligible as represented on the date of sale or become subject to certain non-credit related obligor offsets following sale to the Securitization Program. Apart from such repurchase obligations, any recourse to Bunge and its subsidiaries under the Securitization Program will be limited to Bunge’s first loss position as subordinated lender, which will be sized based on the historical performance of Bunge’s pool of trade receivables.

The foregoing description of the Securitization Program Transaction Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Twenty-First Amendment to and Restatement of Receivables Transfer Agreement and the Sixth Amended and Restated Receivables Transfer Agreement, a copy of each of which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ending March 31, 2022.
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.
Item 7.01 - Regulation FD Disclosure

On March 31, 2022, Bunge issued a press release announcing the information disclosed on Items 1.01 and 2.03 of this Current Report on Form 8-K. A copy of the press release, which is included as Exhibit 99.1, is furnished in its entirety pursuant to this Item 7.01 of this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: the impacts of the COVID-19 pandemic and other potential pandemic outbreaks; the effect of weather conditions and the impact of crop and animal disease on our business; the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions; changes in governmental policies and laws affecting our business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation; the impact of seasonality; the impact of government policies and regulations; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances; the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that we sell and use in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effectiveness of our capital allocation plans, funding needs and financing sources; the effectiveness of our risk management strategies; operational risks, including industrial accidents, natural disasters and cybersecurity incidents; changes in foreign exchange policy or rates; the impact of our dependence on third parties; our ability to attract and retain executive management and key personnel; other factors affecting our business generally; and the risks and uncertainties described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Regarding Forward Looking Statements” in our most recently filed Annual Report on Form 10-K. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.
Item 9.01 - Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
99.1	Press Release announcing the Securitization Program amendments, dated March 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2022

BUNGE LIMITED

By:	/s/ John W. Neppl
Name:	John W. Neppl
Title:	Executive Vice President, Chief Financial Officer